LVIP American Century VP Mid Cap Value Managed Volatility Fund

LVIP BlackRock Emerging Markets Managed Volatility Fund

LVIP BlackRock Equity Dividend Managed Volatility Fund

LVIP BlackRock U.S. Opportunities Managed Volatility Fund

LVIP Blended Core Equity Managed Volatility Fund

LVIP Blended Large Cap Growth Managed Volatility Fund

LVIP Blended Mid Cap Managed Volatility Fund

LVIP ClearBridge Large Cap Managed Volatility Fund

LVIP Dimensional International Equity Managed Volatility Fund

LVIP Dimensional U.S. Equity Managed Volatility Fund

LVIP Franklin Templeton Global Equity Managed Volatility Fund

LVIP Franklin Templeton Value Managed Volatility Fund

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

LVIP Invesco V.I. Comstock Managed Volatility Fund

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

LVIP MFS International Equity Managed Volatility Fund

LVIP Multi-Manager Global Equity Managed Volatility Fund

LVIP SSgA Global Tactical Allocation Managed Volatility Fund

LVIP SSgA International Managed Volatility Fund

LVIP SSgA Large Cap Managed Volatility Fund

LVIP SSGA SMID Cap Managed Volatility Fund

LVIP Select Core Equity Managed Volatility Fund

LVIP VIP Mid Cap Managed Volatility Portfolio

(each, a “Fund”, and together, the “Funds”)

Supplement Dated April 11, 2016

to the Summary Prospectus dated May 1, 2015

This Supplement updates certain information in each Fund’s summary prospectus. You may obtain copies of the Funds’ prospectuses or summary prospectuses free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Please keep this Supplement with your prospectus and other important records.

Revisions to the summary prospectus for the Funds:

Effective June 13, 2016, the Fund will have a revised strategy which changes the use of long futures positions as part of the Managed Volatility Strategy.

The following replaces the discussion of the “Managed Volatility Strategy” under Principal Investment Strategies:

Managed Volatility Strategy. The Fund’s adviser has retained SSGA Funds Management, Inc. (“SSGA FM” or “overlay manager”) as sub-adviser to the Fund to implement the managed volatility strategy within the parameters stated below. This managed volatility strategy consists of selling (short) positions in exchange-traded futures contracts to manage overall portfolio volatility and seek to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. SSGA FM selects individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Although up to 20% of the Fund’s net assets may be used by SSGA FM to implement the managed volatility strategy, under normal market conditions it is expected that less than 10% of the Fund’s net assets will be used for the strategy. SSGA FM uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.

A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.

SSGA FM will regularly adjust the level of exchange-traded futures contracts to seek to manage the overall net risk level, i.e., volatility. “Volatility” in this context means variance in the Fund’s investment returns. SSGA FM’s investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong appreciating markets relative to un-hedged funds. In situations of extreme market volatility, the exchange-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to a substantial degree. The amount of exchange-traded futures may fluctuate frequently based upon market conditions.

SSGA FM may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity position while still maintaining the liquidity provided by the cash. The Investment Company Act of 1940 (the “1940 Act”) and the rules and interpretations under the 1940 Act impose certain limitations on the Fund’s ability to use leverage.